NEWS RELEASE ©2024 U. S. Steel. All Rights Reserved www.ussteel.com CONTACTS: Corporate Communications T – (412) 433-1300 E – media@uss.com Emily Chieng Investor Relations Officer T – (412) 618-9554 E – ecchieng@uss.com FOR IMMEDIATE RELEASE United States Steel Corporation Provides Fourth Quarter 2024 Guidance PITTSBURGH, December 19, 2024 – United States Steel Corporation (NYSE: X) today provided fourth quarter 2024 adjusted net earnings per diluted share guidance of ($0.29) to ($0.25). Fourth quarter 2024 adjusted EBITDA is expected to be approximately $150 million. “The fourth quarter marked a critical milestone towards our Best for All® future, as the team completed execution on over $4 billion of growth capital investments with first coil achieved at Big River 2 (BR2) on October 31, 2024 and shipments to customers beginning in December. Aligned with our commercial strategy, we look forward to further strengthening our resilient earnings with increasing free cash flow,” commented U. S. Steel President and Chief Executive Officer David B. Burritt. Burritt continued, “Adjusted EBITDA guidance of $150 million is below our prior fourth quarter outlook. Steel prices remained depressed and BR2 ramp-related costs exert pressure on the quarter, while the Big River team works towards increasing prime ton production in our new mill. Despite the challenging pricing environment across all segments, the North American Flat-Rolled segment continues to deliver strong EBITDA primarily through its robust commercial strategy and a diverse product mix. In Europe, the demand and pricing environment remains weak. To meet production volume requirements after unplanned downtime from a fire at the #1 Caster, we are temporarily operating three blast furnaces beginning December 7, but expect to return to two blast furnaces by January. The Tubular segment continues to face pressure from a weak pricing environment.”

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Fourth Quarter Adjusted EBITDA Commentary The Flat-Rolled segment’s adjusted EBITDA is expected to be lower than the third quarter due to lower selling prices and volumes, and increased outage and maintenance activity. Despite the weak demand environment, NAFR's diverse commercial portfolio continues to provide resilience, as the team maintains a strong focus on operations and cost management. The Mini Mill segment’s adjusted EBITDA is expected to be lower than the third quarter due to lower volumes. For the fourth quarter, we expect approximately $30 million in related start-up and one-time construction costs, and $20 million in ramp-related impact from BR2. These costs are included in our fourth quarter Adjusted EBITDA guidance for the Mini Mill segment. We look to steadily ramp to full capacity in 2025. The European segment’s adjusted EBITDA is expected to be lower than the third quarter, largely due to the unfavorable impact of weak demand, resulting in lower volumes, average selling prices, and volume inefficiencies. The third quarter included a favorable adjustment related to the reserve for CO2 emissions, which is not expected in the fourth quarter. The Tubular segment’s adjusted EBITDA is expected to be higher than the third quarter, primarily due to increased volume and lower costs due to the absence of outage activity.

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED EBITDA GUIDANCE (Dollars in millions) Reconciliation to Projected Adjusted EBITDA Included in Guidance Q4 2024 Projected net earnings attributable to United States Steel Corporation included in guidance $ (115) Estimated income tax provision (30) Estimated net interest and other financial costs (income) (25) Estimated depreciation, depletion, and amortization 250 Projected EBITDA included in guidance $ 80 Estimated adjustments 70 Projected adjusted EBITDA included in guidance $ 150 UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED NET EARNINGS GUIDANCE (Dollars in millions, except per share amounts) Reconciliation to Projected Adjusted Net Earnings Attributable to U. S. Steel Included in Guidance Q4 2024 Projected net earnings attributable to United States Steel Corporation included in guidance $ (115) Estimated adjustments 55 Projected adjusted net earnings attributable to United States Steel Corporation included in guidance $ (60) Reconciliation to Projected Adjusted Net Earnings Per Diluted Share Included in Guidance Q4 2024 Projected net earnings per diluted share included in guidance (mid-point of guidance) $ (0.51) Estimated adjustments 0.24 Projected adjusted net earnings per diluted share included in guidance (mid-point of guidance) $ (0.27) Note: This reconciliation excludes the impact of the Company’s quarterly adjustment related to the surplus VEBA assets and certain transaction-related costs. See Note 18 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for an explanation of the surplus VEBA assets. The excluded items are not expected to impact adjusted EBITDA.

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Cautionary Note Regarding Forward-Looking Statements This press release contains information regarding the Company that may constitute “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, that are subject to risks and uncertainties. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, statements expressing general views about future operating or financial results, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, anticipated cost savings, potential capital and operational cash improvements and changes in the global economic environment, anticipated capital expenditures, the construction or operation of new or existing facilities or capabilities and the costs associated with such matters, statements regarding our greenhouse gas emissions reduction goals, as well as statements regarding the proposed transaction between the Company and Nippon Steel Corporation. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include all statements that are not historical facts, but instead represent only the Company’s beliefs regarding future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management of the Company believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward- looking statements because such statements speak only as of the date when made. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. Risks and uncertainties include without limitation: the ability of the parties to consummate the proposed transaction between the Company and Nippon Steel Corporation, on a timely basis or at all; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com definitive agreement and plan of merger relating to the proposed transaction (the “Merger Agreement”); the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and the risk the pending proposed transaction could distract management of the Company. The Company directs readers to its Form 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and the other documents it files with the SEC for other risks associated with the Company’s future performance. These documents contain and identify important factors that could cause actual results to differ materially from those contained in the forward-looking statements. All information in this press release is as of the date above. The Company does not undertake any duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations whether as a result of new information, future events or otherwise, except as required by law. Note Regarding Non-GAAP Financial Measures We present adjusted net earnings, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies.

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA are non-GAAP measures that exclude certain charges that are not part of the Company’s core operations such as restructuring or asset impairments (Adjustment Items). We present adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company’s liquidity and believes these measures are useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and are not necessarily comparable to similarly titled measures used by other companies. ### 2024-046 Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the company’s customer-centric Best for All® strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value- added steel products such as U. S. Steel’s proprietary XG3® advanced high-strength steel. The company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 25.4 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world- class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.